Consolidated Statements of Cash Flows - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (52,412)	$ (59,047)	$ (107,491)
Changes in assets and liabilities
Accrued liabilities			(14,024)
Net cash used in operating activities	(52,412)	(59,047)	(121,515)
NET DECREASE IN CASH	(52,412)	(59,047)	(121,515)
EXCHANGE RATE EFFECT ON CASH	57	(586)	(343)
CASH - BEGINNING OF PERIOD	123,464	183,097	304,955
CASH - END OF PERIOD	$ 71,109	$ 123,464	$ 183,097